UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C 20549
                                  FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934

           Date of Report (Date of earliest event reported)
                               February 5, 1998

               Commission file Number    0-15435

        First Entertainment Holding Corp. (formerly known as First
                          Entertainment, Inc.)
           (Exact name of registrant as specified in its charter.)
Nevada                                            84-0974303
(State or other jurisdiction of       (I.R.S. Employer incorporated or
organization)                              Identification No.)
1999 Broadway, Suite 3135                               80202
(Address of principal executive offices              (Zip Code)
Registrant's telephone number, including area code:
                               (303) 382-1235
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
        Not Applicable

Item 2. Acquisition or Disposition of Assets.
        Not Applicable

Item 3. Bankruptcy or Receivership.
          Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
        Not Applicable




Item 5. Other Events
         On February 4, 1998 the Company was informed by NASDAQ that as of the close of business on February 4, 1998, the Company's stock will no longer be listed on The NASDAQ Small Cap Market as a result on failure to meet the bid price requirements.

         The Company intends to appeal the decision of the NASDAQ
Listing Qualifications Panel to the NASDAQ Listing and Hearing Review Council. There can be no assurance that the Company will be successful in its appeal to the Listing Council.

         The Companies stock will continue to be traded on the Electric Bulletin Board under the symbol FTET.

Item 6. Resignation of Registrant's Directors.
         Not Applicable

Item	7. Financial Statements, Pro Forma Financial Information and
Exhibits.

      Not Applicable


Item 8. Change in Fiscal Year.
        Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S

                                        SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FIRST ENTERTAINMENT HOLDING CORP.
                                               By:______________________
                                                A.B. Goldberg
                                                President
Dated: February 5, 1998